UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 15, 2004 (November 10, 2004)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 507, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 730-7540
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On November 10, 2004, SkyTerra Communications, Inc. issued a press release announcing the FCC ruling granting ATC authority to the MSV Joint Venture. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this report on Form 8-K.

The information in the report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number	Description

99.1	Press release issued by SkyTerra Communications, Inc. on November 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SKYTERRA COMMUNICATIONS, INC. (Registrant)

DATE:	November 15, 2004	By:	/s/ Robert C. Lewis

Name:	Robert C. Lewis
Title:	Senior Vice President and General Counsel